LITMAN GREGORY FUNDS TRUST

Supplement dated October 31, 2018 to the

Prospectus and Statement of Additional Information (“SAI”)

of the Litman Gregory Funds Trust dated April 30, 2018, as supplemented

Notice to Existing and Prospective Shareholders of the Litman Gregory Masters International Fund:

Effective with the completion of the transition of assets to the remaining sub-advisors, but no later than October 31, 2018, Northern Cross, LLC will be removed as a sub-advisor and Howard Appleby, Jean-Francois Ducrest and James LaTorre will be removed as portfolio managers to the Litman Gregory Masters International Fund. Accordingly, all references to Northern Cross, LLC in connection with the Litman Gregory Masters International Fund, and all references to Howard Appleby, Jean-Francois Ducrest and James LaTorre, will be hereby deleted as of the termination date from the Prospectus and SAI dated April 30, 2018, as supplemented.

The following information replaces the table in the section entitled “Summary Section-Management” on page 9 of the Prospectus dated April 30, 2018, as supplemented:

Management

Investment Advisor	Portfolio Manager	Managed the International Fund Since:

Litman Gregory Fund Advisors, LLC	Jeremy DeGroot, CFA, President of the Trust, Principal, Chief Investment Officer and Co-Portfolio Manager	2005
	Rajat Jain, Principal, CFA, Senior Research Analyst and Co-Portfolio Manager	2014

Sub-Advisor	Portfolio Manager	Managed the International Fund Since:

Evermore Global Advisors, LLC	David E. Marcus, Chief Investment Officer and Portfolio Manager	2017

Harris Associates L.P.	David G. Herro, CFA, Deputy Chairman, Portfolio Manager and Chief Investment Officer, International Equity	1997

Lazard Asset Management LLC	Mark Little, Portfolio Manager/Analyst	2013

Pictet Asset Management, Ltd.	Fabio Paolini, CFA, Portfolio Manager, Head of EAFE Equities	2016
	Benjamin (Ben) Beneche, CFA, Portfolio Manager, Senior Investment Manager	2016

Thornburg Investment Management, Inc.	W. Vinson Walden, CFA, Portfolio Manager	2008

The following information replaces the first and seventh paragraphs and the table in the section entitled “Litman Gregory Masters International Fund -Sub-Advisors” on page 36 of the Prospectus dated April 30, 2018, as supplemented:

(Changes are in boldface and underlined)

The International Fund’s five sub-advisors pursue the International Fund’s objective primarily through investments in common stocks of issuers located outside of the United States. Under normal market conditions, the International Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in the securities of companies organized or located outside of the United States, including large-, mid-, and small-cap companies and companies located in emerging markets. This investment policy may be changed by the Board without shareholder approval, but shareholders would be given at least 60 days’ notice if any change occurs. Each manager may invest in securities traded in both developed and emerging markets. Though there is no limit on emerging market exposure, it is not expected to be a primary focus, and the majority of the International Fund’s assets is expected to be invested in stocks of companies listed and domiciled in foreign developed countries. There are no limits on the International Fund’s geographic asset distribution but, to provide adequate diversification, the International Fund ordinarily invests in the securities markets of at least five countries outside of the United States. In most periods it is expected that the International Fund will hold securities in more than five countries. Although the International Fund intends to invest substantially all of its assets in issuers located outside of the United States, it may invest in U.S. issues on a limited basis, and at times of abnormal market conditions it may invest all of its assets in fewer than five countries.

The following table provides a description of the International Fund’s five sub-advisors and their target levels of assets. Asset levels will fluctuate and it is at the discretion of Litman Gregory to re-balance the asset allocations. A detailed discussion of the management structure of the International Fund follows the table.

PORTFOLIO MANAGER(S)/SUB-ADVISOR	TARGET ASSET ALLOCATION	MARKET CAPITALIZATION OF COMPANIES IN PORTFOLIO	STOCK- PICKING STYLE

David E. Marcus Evermore Global Advisors, LLC	20%	All sizes	Value

David G. Herro, CFA Harris Associates L.P.	20%	All sizes, but mostly large- and mid-sized companies	Value

Mark Little Lazard Asset Management LLC	20%	All sizes	Blend

Fabio Paolini, CFA	20%	All sizes	Blend
Benjamin (Ben) Beneche, CFA Pictet Asset Management, LTD

W. Vinson Walden, CFA Thornburg Investment Management, Inc.	20%	All sizes	Eclectic, may invest in traditional value stocks or growth stocks

Please keep this Supplement with your Prospectus and Statement of Additional Information.

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